Grupo Santander	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
Grupo Santander	Grupo Santander
Appendices I, II and III to the consolidated annual accounts for the year ended 31 December 2022 provide relevant information on Grupo Santander companies at that date and on the companies accounted for under the equity method.
Also, Note 3 to the aforementioned consolidated annual accounts includes a description of the most significant acquisitions and disposals of companies performed by Grupo Santander in 2022, 2021 and 2020.
The most significant transactions carried out during the first six months of 2023 or pending execution at 30 June 2023 are described below:
Tender offer for shares of Banco Santander México, S.A., Institución de Banca Múltiple, Grupo Financiero Santander México
On 21 October 2022, Banco Santander, S.A. ('Banco Santander'), announced that it intended to make concurrent cash tender offers to acquire all of the shares of Banco Santander México, S.A., Institución de Banca Múltiple, Grupo Financiero Santander México ('Santander México') in Mexico (Shares) and the United States (American Depositary Shares ('ADS')), which were not owned by Grupo Santander, which amounted to approximately 3.76% of Santander México's share capital.
The offers were launched on 7 February 2023 and were originally scheduled to close on 8 March 2023. On 1 March 2023, Banco Santander announced its decision to extend the expiration date of the offers so that they could be concluded on 10 April 2023. Finally, after the offers' closing, 3.6% of the capital has accepted the offer, which raised the Group's stake in Santander México from 96.2% to 99.8%.
Shareholders who participated in the offerings received 24.52 Mexican pesos (approximately 1.20 euro) per Share and US$ 6.6876 in cash for each ADS (i.e., the equivalent in United States dollars of 122.6 Mexican pesos in cash for each ADS at the dollar/Mexican peso exchange rate on the expiration date of April 10, 2023), which corresponded to the book value of the Santander México share according to the quarterly report of Santander México corresponding to the fourth quarter of the year 2022 in accordance with applicable legislation, with a total disbursement by Banco Santander of approximately EUR 300 million.
The operation has led to an increase of EUR 13 million in Reserves and a decrease of EUR 313 million in minority interests.
Once the offers were concluded and settled, Banco Santander proceeded to: (i) withdraw the ADSs from the listing on the New York Stock Exchange (“NYSE”) and the Shares from the registry before the Securities and Exchange Commission ('SEC') in the United States and; (ii) cancel the registration of the Shares in the National Securities Registry of the National Banking and Securities Commission ('CNBV'') and withdraw the listing of the Shares in the Mexican Stock Exchange, S.A.B. de C.V. ('BMV'). Said cancellation was approved by the extraordinary general shareholders' meeting of Santander México held on 30 November 2022, with the favourable vote of the holders of the shares that represent more than 95% of the shares of Santander México, as required by the Mexican Securities Market Law.
Pursuant to Mexican law, on 12 May 2023, Banco Santander and Santander México have established a trust (the “Repurchase Trust”), to which the holders of the Shares that remain outstanding after the conclusion of the offers, to sell said Shares to the repurchase trust, at the same cash price that would have been paid to them in the Mexican offer with respect to the same.